98V #1 40.00

518

MAIL ROOM FEB 20 1990 PAT. & TRADEMARK OFF.

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Registrant/Licensor : Del Monte Corporation

Licensee : Wafer Limited

RECEIVED APR 25 1990 FITZPATRICK, CELLA, HARPER & SCINTO

277 Park Avenue
New York, New York 10172
February 16, 1990

TRANSMITTAL LETTER

The Hon. Commissioner of
Patents and Trademarks
Washington, D.C. 20231

Attention: Assignment Division/Mrs. Harrell

RECORDATION OF TRADEMARK LICENSE AGREEMENT

Please record in the United States Patent and Trademark Office the License Agreement between Del Monte Corporation and Wafer Limited dated December 5, 1989.

The License Agreement covers five (5) trademarks in the United States:

RECEIVED 90 MAR -2 AM 8:54 ASSIGNMENT BRANCH

Mark	Reg. No.
DEL MONTE	881,339
DEL MONTE SHIELD	881,338
DEL MONTE & DESIGN	137,963
DEL MONTE & DESIGN	827,921
DEL MONTE & DESIGN	120,014

070 03/02/90 881339 2 518 40.00 CK

Enclosed is an original copy of the executed License Agreement.

We are also enclosing a check in the amount of $40.00 to cover the recordation fee of $8.00 per trademark. If any additional charges are required in connection with this recordation, please change them to our Deposit Account No. 06-1205.

Please note that the Attorney of Record in this matter is:

Ronald A. Clayton, Esq.
Fitzpatrick, Cella, Harper & Scinto
277 Park Avenue
New York, New York 10172

Respectfully submitted,
FITZPATRICK, CELLA, HARPER & SCINTO

By Leslie K. Mitchell
Leslie K. Mitchell
Attorneys for Licensee
(212) 758-2400

397xx.mis/wjm

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Registrant/Licensor	:	Del Monte Corporation
Licensee	:	Wafer Limited

277 Park Avenue
New York, New York 10172
February 16, 1990

TRANSMITTAL LETTER

The Hon. Commissioner of
Patents and Trademarks
Washington, D.C. 20231

Attention: Assignment Division/Mrs. Harrell

RECORDATION OF TRADEMARK LICENSE AGREEMENT

Please record in the United States Patent and Trademark Office the License Agreement between Del Monte Corporation and Wafer Limited dated December 5, 1989.

The License Agreement covers five (5) trademarks in the United States:

Mark	Reg. No.
DEL MONTE	881,339
DEL MONTE SHIELD	881,338
DEL MONTE & DESIGN	137,963
DEL MONTE & DESIGN	827,921
DEL MONTE & DESIGN	120,014

Enclosed is an original copy of the executed License Agreement.

We are also enclosing a check in the amount of $40.00 to cover the recordation fee of $8.00 per trademark. If any additional charges are required in connection with this recordation, please change them to our Deposit Account No. 06-1205.

Please note that the Attorney of Record in this matter is:

Ronald A. Clayton, Esq.
Fitzpatrick, Cella, Harper & Scinto
277 Park Avenue
New York, New York 10172

Respectfully submitted,
FITZPATRICK, CELLA, HARPER & SCINTO

By Leslie K. Mitchell
Leslie K. Mitchell
Attorneys for Licensee
(212) 758-2400

397xx.mis/wjm

AGREEMENT

This Agreement, dated as of Dec. 5, 1989, is by and between Del Monte Corporation, a corporation of the State of New York, U.S.A. ("LICENSOR") and Wafer Limited, a Gibraltar company ("LICENSEE"), and an indirectly and wholly owned subsidiary of Polly Peck International plc ("PPI"), and each sometimes referred to hereinafter as a "party" or jointly as the "parties" to this Agreement.

W I T N E S S E T H :

WHEREAS, LICENSOR is the owner of all right, title and interest throughout the world in certain trademarks in the processed and fresh food fields (hereinafter the "LICENSED TRADEMARKS" as defined herein);

WHEREAS, LICENSOR, Profwheel B.V., a wholly owned subsidiary of PPI ("Profwheel"), and PPI have entered into a Stock and Asset Purchase Agreement (the "PURCHASE AGREEMENT") providing for the transfer to Profwheel of certain businesses in the fresh food field and other assets of LICENSOR relating to "THE PRODUCTS" as defined herein ("the Business" as defined in the PURCHASE AGREEMENT) and such other transactions as are contemplated;

WHEREAS, LICENSEE desires an exclusive license to use the LICENSED TRADEMARKS in all countries of the world on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS, subject only to the NAJ License Agreement executed contemporaneously herewith by and between LICENSOR and Del Monte Tropical Fruit Company, North America (the "NAJ Agreement");

WHEREAS, LICENSOR desires to grant LICENSEE the foregoing exclusive license to so use the LICENSED TRADEMARKS;

WHEREAS, the parties acknowledge the excellent reputation for quality of products sold under the LICENSED TRADEMARKS, and desire to safeguard, promote and enhance that reputation by ensuring the future quality of ingredients, materials, workmanship, and performance of the PRODUCTS produced, manufactured, sold, or distributed by LICENSEE under the LICENSED TRADEMARKS, in accordance with LICENSOR's standards;

WHEREAS, LICENSEE desires rights under certain enumerated patents and trade secrets of LICENSOR in connection with the production, manufacture, sale and distribution of THE PRODUCTS as more fully set forth herein;

NOW, THEREFORE, in consideration of the above premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

1.1 "LICENSED TRADEMARKS" as used herein means the trademarks "DEL MONTE" and "DEL MONTE" plus any design or logotype, in any and all forms, as well as any and all of the trademarks, applications for registration of trademarks, and trademark registrations listed in Exhibit A attached hereto.

1.2 "THE PRODUCTS" as used herein means the products identified in Exhibit B.

1.3 "LICENSED GOODS" as used herein means THE PRODUCTS sold under the LICENSED TRADEMARKS.

1.4 "LICENSED TERRITORY" as used herein means all countries and territories listed in Exhibit C.

1.5 "EFFECTIVE DATE" as used herein means the date first written above.

ARTICLE II. GRANTS TO LICENSEE AND RELATED MATTERS

2.1 Subject only to the NAJ Agreement, LICENSOR hereby grants to LICENSEE a perpetual, exclusive, royalty-free right and license to use the LICENSED TRADEMARKS (a) on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS in the LICENSED TERRITORY, and (b) as part of the tradenames or corporate names identified in Exhibit D to be used by entities located and operating only in the territories indicated in Exhibit D solely in connection with all aspects of the business relating to THE PRODUCTS, and not other products or services.

2.2 The parties acknowledge and agree that the LICENSED TRADEMARKS are the sole and exclusive property of LICENSOR except as otherwise provided herein and subject to the terms and conditions stated in this Agreement. Subject to any security interest in the LICENSED TRADEMARKS that LICENSOR may grant to LICENSEE, LICENSEE shall not challenge LICENSOR's ownership of the LICENSED TRADEMARKS. LICENSOR expressly retains all rights to license third parties to use the LICENSED TRADEMARKS in connection with the production, manufacture, sale and distribution of goods other than THE PRODUCTS.

2.3 The license granted to LICENSEE hereunder shall include the right of LICENSEE to grant sublicenses to others to use the LICENSED TRADEMARKS in the LICENSED TERRITORY solely on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS, provided however, that any sublicense agreement shall be in writing. Each sublicensee shall represent and warrant in writing to LICENSOR that he is familiar with the terms of this Agreement and agrees to be bound by the applicable provisions herein. In any country where sublicenses are incapable of registration or where registration of a sublicense will not satisfactorily protect the rights of LICENSOR and LICENSEE, LICENSEE shall also have the right to designate other parties as direct licensees of the LICENSOR to use the LICENSED TRADEMARKS in the LICENSED TERRITORY solely on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS, and LICENSOR agrees to enter into direct written licenses with the parties so designated on the

same terms as would be applicable to a sublicense, and any such direct license may, depending on the relevant local requirements, be either (a) in lieu of a sublicense or (b) supplemental to a sublicense. In either case, the parties shall cooperate pursuant to paragraph 7.1 to determine what shall be necessary or desirable in the circumstances. No sublicense shall be granted by LICENSEE and no direct license need be granted by LICENSOR to a party designated by LICENSEE without the prior written consent of LICENSOR, which shall not be unreasonably withheld, except that no consent shall be required for a sublicense granted by LICENSEE directly (or indirectly through an affiliate), or for a direct license granted by LICENSOR, to an affiliate of, or an entity owned or controlled by, LICENSEE. LICENSEE shall provide prior written notice to LICENSOR of any such sublicense to, or designation as a direct licensee of, an affiliate of or an entity owned or controlled by LICENSEE. For each sublicense to an unrelated sublicensee and direct license to an unrelated licensee, LICENSOR appoints LICENSEE its agent solely for the purpose of exercising quality control over such sublicensee or direct licensee, and retains the right to exercise quality control directly over related sublicensees and related direct licensees as provided herein. For purposes hereof, an affiliate of, or an entity owned or controlled by LICENSEE shall be deemed to include but not be limited to the Subsidiaries as defined in the PURCHASE AGREEMENT. LICENSEE shall provide LICENSOR promptly with written notice of the termination of any sublicense or direct license.

2.4 LICENSEE shall not transfer, sell or assign its rights under this Agreement without the prior written consent of LICENSOR, which shall not be unreasonably withheld, except that no consent shall be required for a transfer of rights to an affiliate of LICENSEE or a successor in all or substantially all of the underlying business of LICENSEE relating to THE PRODUCTS.

2.5 Subject only to the NAJ Agreement, LICENSOR hereby grants to LICENSEE a perpetual, exclusive (to the extent possible), royalty-free right and license in the LICENSED TERRITORY to use those patents and trade secrets listed in Exhibit E hereto ("LICENSED PATENTS and TRADE SECRETS") in connection with the production, manufacture, sale and distribution of THE PRODUCTS. Subject to any security interest in the LICENSED PATENTS and TRADE SECRETS that LICENSOR may grant to LICENSEE, LICENSEE shall not challenge LICENSOR's ownership of the LICENSED PATENTS and TRADE SECRETS. LICENSOR hereby assigns to LICENSEE those patents and trade secrets listed in Exhibit F hereto ("ASSIGNED PATENTS and TRADE SECRETS"), subject to a perpetual, exclusive (to the extent possible), royalty-free right and license on behalf of LICENSOR for use in connection with the production, manufacture, sale and distribution of products other than THE PRODUCTS, and in connection with the production and manufacture of THE PRODUCTS only for sale or distribution to LICENSEE. Any such PRODUCTS produced or made by LICENSOR but refused by LICENSEE may be sold or distributed by LICENSOR to others than LICENSEE. Both parties shall take reasonable action to preserve the confidentiality of the TRADE SECRETS.

ARTICLE III. METHOD OF USE OF THE LICENSED TRADEMARKS

3.1 The parties shall refrain from using the LICENSED TRADEMARKS in a form and manner or for a subject matter as to (a) reduce the value of the LICENSED TRADEMARKS and (b) wrongfully cause injury to the other's business. LICENSEE may use the LICENSED TRADEMARKS in such form and manner as previously used by LICENSOR, and shall notify LICENSOR of any change in the form or substance of the display of a LICENSED TRADEMARK 30 days prior to the commercial use thereof.

3.2 LICENSOR'S approval of a change in the form or substance of the display of the LICENSED TRADEMARK shall be deemed granted unless LICENSOR notifies LICENSEE of its disapproval and the detailed reasons therefor within 30 days of LICENSOR's receipt of such notice. LICENSEE shall not use the LICENSED TRADEMARKS in any form or manner which has not been approved by LICENSOR, which approval shall not be unreasonably withheld.

3.3 LICENSEE shall, at its own expense, apply trademark notice or other marking as may be necessary or appropriate or as LICENSOR may reasonably request in connection with use of each and every one of the LICENSED TRADEMARKS under the laws or regulations of each territory and country where such LICENSED TRADEMARK is used.

3.4 LICENSEE shall not use any LICENSED TRADEMARK as part of a tradename or corporate name except as permitted under Paragraph 2.1(b) or as separately authorized by LICENSOR.

LICENSEE shall not combine any other trademark with a LICENSED TRADEMARK, except as may be required by law, but may use its trade or corporate name on THE PRODUCTS to designate origin.

ARTICLE IV. QUALITY CONTROL

4.1 (a) LICENSEE will not sell THE PRODUCTS under any of the LICENSED TRADEMARKS pursuant to the grant of Paragraph 2.1(a) that shall fail to comply with (i) quality standards and specifications, including labelling specifications, employed by LICENSOR in commerce prior to the EFFECTIVE DATE, or, where no such standards and specifications exist, a level of quality comparable to the quality standards generally accepted for other leading competitive brands of the same PRODUCT in the same markets from time to time; or (ii) a level of quality comparable to that which may be adopted by LICENSOR for its or its other licensees' products. Prior to or contemporaneously with LICENSEE's first commercial sale of LICENSED GOODS which were not sold by LICENSOR prior to the EFFECTIVE DATE, LICENSEE shall provide LICENSOR with written notice of its introduction of such LICENSED GOODS and the markets in which such LICENSED GOODS will be sold.

(b) Any PRODUCTS that LICENSEE sells in connection with any of the tradenames or corporate names identified in Exhibit D pursuant to the grant of Paragraph 2.1(b), but in connection with which LICENSEE does not use the LICENSED

TRADEMARKS, shall meet a commercially salable level of quality standard.

With a view to insuring the maintenance of such standards with respect to PRODUCTS subject to Paragraphs 4.1(a) and (b), authorized agents selected by mutual consent of the parties shall have access for quality inspection purposes to the premises wherein such PRODUCTS are produced, manufactured, or held for sale. These inspections may occur at such premises as LICENSOR may select at such time or times as do not unreasonably disrupt the day to day operations of businesses of LICENSEE, and may not occur more frequently than 24 times per year. In the event that any inspection of any premise reveals that LICENSEE has failed to comply with the quality standards of this Paragraph 4.1, the agents shall be entitled to reinspect such premise upon the earlier to occur of LICENSOR's receipt of notice of cure by LICENSEE or the expiration of the applicable period after which LICENSOR may seek an injunction pursuant to Paragraph 4.3. Any such reinspection shall not be included in the limit of 24 inspections per year set forth in this paragraph. A copy of each inspection report rendered by the agents shall be provided to LICENSOR and LICENSEE promptly. The agents shall be appointed for successive one year terms, subject to the objection of either party, in which case a new agent or agents will be selected. All reasonable expenses of such agents shall be borne by LICENSOR.

4.2 At intervals not exceeding once per year, LICENSEE shall submit to LICENSOR for its inspection, testing, and quality

evaluation, representative samples of the LICENSED GOODS as may be requested by LICENSOR. All shipping and packing costs in connection with such inspection, testing, and quality evaluation shall be borne by LICENSOR.

4.3 If LICENSOR determines that any PRODUCTS do not meet the required standards of quality set forth herein, LICENSOR shall notify LICENSEE in writing giving full details regarding the deficiency therein. Upon receipt of such notice, LICENSEE shall take reasonable steps to cure the deficiency within 180 days. In the event that the deficiency has a demonstrable adverse effect on public health or safety, LICENSEE shall promptly take such additional steps as are reasonably available to it to cure such deficiency or eliminate such effect within 90 days. If LICENSEE continues (a) to sell for more than 45 days PRODUCTS that are deficient because they have a demonstrable adverse effect on public health or safety, or (b) to sell for more than 90 days PRODUCTS that are deficient for any other reason provided for in Paragraph 4.1, then LICENSOR shall be entitled to seek an injunction against further sales of such deficient PRODUCTS. Notwithstanding the foregoing, the failure to cure any deficiency within less than 90 days (in the case of PRODUCTS that are deficient because they have a demonstrable adverse effect on public health or safety) or within less than 180 days (in the case of PRODUCTS that are deficient for any other reason provided for in Paragraph 4.1) shall not be grounds for termination by LICENSOR under Paragraph 5.2. If the deficiency is not cured to the reasonable satisfaction of

LICENSOR within such 90 days or 180 days, as applicable, with respect to THE PRODUCTS, the quality of which is at issue, then LICENSEE shall cease all use of the LICENSED TRADEMARKS and the trade names and corporate names listed in Exhibit D in connection with production, manufacture, sale, and distribution of such PRODUCTS, unless and until such cure is achieved to the reasonable satisfaction of LICENSOR.

4.4 LICENSOR acknowledges that weather conditions and other factors beyond the control of LICENSEE from time to time may affect the latter's ability to meet the foregoing quality control provisions in all respects. Under those circumstances, LICENSOR shall permit minor deviations from its product specifications for appropriate periods of time, provided such changes do not have a material effect on product quality and do not have a demonstrable adverse effect on public health or safety.

4.5 LICENSEE shall have sole responsibility to comply with all applicable laws and regulations relating to the production, manufacture, sale or distribution of THE PRODUCTS.

ARTICLE V. <u>TERM AND TERMINATION</u>

5.1 This Agreement is effective as of the EFFECTIVE DATE and, unless sooner terminated under the provisions set forth in this Article V, is perpetual.

5.2 The licenses granted in Paragraph 2.1 hereof with respect to any particular LICENSED GOODS may be terminated by LICENSOR only in the event a court of competent jurisdiction

enters a final non-appealable injunction against further production, manufacture, distribution or sale of such particular PRODUCTS for breach of this Agreement, and such termination shall be limited to the territory specified in such injunction. Such termination shall not affect LICENSEE's rights and licenses with respect to other LICENSED GOODS. In addition, LICENSOR may terminate this Agreement in its entirety in the event that LICENSEE abandons its use of all of the LICENSED TRADEMARKS by ceasing bona fide commercial use thereof throughout the entire LICENSED TERRITORY for a period of two consecutive years. The rights to use and license any particular LICENSED TRADEMARK in any particular jurisdiction in which LICENSEE's rights have been terminated pursuant to this paragraph, shall revert to LICENSOR.

5.3 Upon termination of this Agreement with respect to any particular LICENSED GOODS, LICENSEE shall, and shall cause any sublicensee to (a) cease all use of any and all of the LICENSED TRADEMARKS and LICENSED PATENTS and TRADE SECRETS with respect to such goods, and not thereafter use any of them in connection with such goods in any other manner whatsoever, except that LICENSEE may use the LICENSED PATENTS and TRADE SECRETS to the extent that they have expired, been declared invalid or unenforceable or otherwise become of no force and effect, and (b) refrain from indicating, in connection with its business activities with respect to such goods, that such LICENSEE is or has been a trademark licensee of LICENSOR; provided, however, that for six months immediately following the termination of this Agreement, LICENSEE may sell or otherwise dispose of any LICENSED

GOODS, which comply with LICENSOR's quality standards as set forth in Article IV hereof and which bear the LICENSED TRADEMARKS at the date of termination, in quantities comparable to those previously sold in the ordinary course of business.

5.4 Upon such termination of this Agreement, the parties shall perform all other acts which may be necessary or useful to render effective the termination of the interest of LICENSEE in the LICENSED TRADEMARKS and LICENSED PATENTS and TRADE SECRETS, including but not limited to the cancellation of any registration or recordation of this Agreement, or any summary thereof, and LICENSEE shall execute any assignment, conveyance, acknowledgment, or other document that the LICENSOR may require, relinquishing or conveying to LICENSOR any and all rights to or interest in the LICENSED TRADEMARKS that LICENSEE has, and any goodwill associated therewith.

ARTICLE VI. PROTECTION OF THE LICENSED TRADEMARKS INCLUDING LITIGATION

6.1 LICENSOR agrees to maintain and/or prosecute at its expense each and every one of the LICENSED TRADEMARKS in full force and effect in the LICENSED TERRITORY to such extent as LICENSOR deems appropriate as long as this Agreement continues in effect, and LICENSEE agrees to provide assistance as is required for such maintenance and/or prosecution. In the event LICENSOR chooses not to maintain or prosecute any one or more of the LICENSED TRADEMARKS in force and effect, it shall promptly give notice to such effect to LICENSEE. Thereafter, LICENSEE may

maintain or prosecute in LICENSOR's name at LICENSEE's expense such LICENSED TRADEMARKS.

6.2 The parties agree to notify each other promptly of any material act of infringement of or unfair competition involving a LICENSED TRADEMARK or claim by a third party that use of a LICENSED TRADEMARK by LICENSOR or LICENSEE infringes the rights of a third party or constitutes unfair competition.

6.3 LICENSEE will at all times have the right, in its sole discretion, to take what ever steps it deems necessary or desirable to protect the LICENSED TRADEMARKS and the ASSIGNED PATENTS and TRADE SECRETS from harmful or wrongful activities of third parties solely involving THE PRODUCTS. LICENSEE will provide LICENSOR with prior notice of any legal action it takes to protect the LICENSED TRADEMARKS and, upon reasonable request of LICENSOR, shall notify LICENSOR of the course of such legal action. LICENSOR will at all times have the right, in its sole discretion, to take whatever steps it deems necessary or desirable to protect the LICENSED TRADEMARKS and the LICENSED PATENTS and TRADE SECRETS from all other harmful or wrongful activities of third parties. Such steps may include the filing and prosecution of (a) litigation against infringement or unfair competition by third parties, (b) opposition proceedings to oppose applications for trademark or service mark registration for marks that are confusingly similar to any one or more of the LICENSED TRADEMARKS, and (c) cancellation proceedings to cancel registration of marks that are confusingly similar to any one or more of the LICENSED TRADEMARKS. Each party shall have the right

to include the other in such litigation, opposition or cancellation proceedings where necessary for the conduct thereof.

6.4 If LICENSOR and LICENSEE desire to agree to joint participation in any litigation or other proceeding with respect to the LICENSED TRADEMARKS, the LICENSED PATENTS and TRADE SECRETS or ASSIGNED PATENTS and TRADE SECRETS, the respective responsibilities of the parties, and their contributions to the costs and participation in any recoveries, will be agreed upon in writing prior to undertaking such action.

6.5 Notwithstanding the foregoing, if a party desires to file litigation or other proceeding against a third party, and the party having the right to control the proceeding unreasonably declines to commence such litigation or proceeding, the party desiring action shall be entitled to commence and prosecute the litigation or proceeding at its own expense, and shall be entitled to all monetary damages and other benefits received as the result thereof. Each party shall cooperate with the other in the prosecution of such litigation or proceeding.

ARTICLE VII. <u>RECORDATION OF AGREEMENT</u>

7.1 The parties shall cooperate to determine what may or shall be required to satisfy the laws or regulations throughout the world with respect to the recordation of, validation of, or otherwise to render this Agreement and the LICENSED TRADEMARKS effective, and shall execute all documents which may be necessary or desirable to implement this paragraph, including registered user statements or other documents suitable

for filing with the appropriate governmental authorities of any country.

ARTICLE VIII. <u>REPRESENTATIONS AND WARRANTIES</u>

8.1 LICENSOR represents and warrants that it is the owner of the LICENSED TRADEMARKS and has the right to grant the rights and licenses granted herein, but makes no other warranty with respect to the rights of third parties other than those contained in the PURCHASE AGREEMENT.

ARTICLE IX. <u>PRODUCT LIABILITY INSURANCE</u>

9.1 Each party shall maintain product liability insurance covering liabilities for its activities pursuant to this Agreement of at least $35,000,000 (U.S.), provided that such insurance can be obtained on terms comparable to those in effect on the EFFECTIVE DATE and at a cost consistent with the parties' respective past practices.

ARTICLE X. <u>MISCELLANEOUS</u>

10.1 Except as otherwise may be expressly provided in this Agreement, LICENSEE shall not be construed to be and shall not represent itself as an agent of LICENSOR.

10.2 Every notice provided for in this Agreement to be given by one party to another party shall be deemed given on the date received by hand delivery or registered mail, postage prepaid, to the address set forth below or such other address as may hereafter be designated by a party in writing:

To LICENSOR: Del Monte Corporation
One Market Plaza
San Francisco, California 94105
U.S.A.

Attention: President

To LICENSEE: c/o Polly Peck International PLC.
42 Berkeley Square
London, WIX 5DB
England

Attention: Company Secretary

10.3 Failure of either party to insist upon strict performance of the terms, conditions, and provisions of this Agreement shall not be deemed a waiver of such terms, conditions, or provisions or a waiver of future compliance therewith. No waiver of any terms, conditions, or provisions hereof shall be deemed to have been made unless expressed in writing and signed by the waiving party.

10.4 This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, U.S.A. Exclusive jurisdiction for disputes arising out of this Agreement shall be vested in the United States District Court for the Southern District of New York. In the event that a complaint for a suit asserting such a dispute cannot be framed so as to confer jurisdiction upon the United States District Court for the Southern District of New York, such suit shall be brought in the Supreme Court of the State of New York in New York County.

10.5 This Agreement and a Security Agreement that will be entered contemporaneously with this Agreement (the "SECURITY AGREEMENT") constitute the entire understanding between the parties with respect to the subject matter hereof, supersede any and all previous agreements between them relating to the subject

matter hereof, whether written, oral, or implied, and may not be changed or modified except by written agreement, signed by a duly authorized representative of the party to be bound. Without limiting the foregoing, this Agreement supersedes all existing agreements, formal and informal, concerning use of the LICENSED TRADEMARKS or other trademarks of the LICENSOR or its affiliates between LICENSOR and its affiliates on one hand and any of the entities acquired by LICENSEE under the PURCHASE AGREEMENT.

10.6 Each party acknowledges and agrees that the other party would be irreparably (but not necessarily materially) damaged by its breach of the terms of the Agreement. It is accordingly agreed that any such breach shall entitle the other party to an injunction or injunctions to prevent such breaches and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction. Each party, including each sublicensee, further acknowledges and agrees that it will make whole and indemnify each other party for any loss, damage or liability incurred by such other party caused by a breach by the indemnifying party or its sublicensee of the terms of the Agreement, in addition to any other remedy to which they may be entitled at law or in equity, provided, however, that in lieu of providing an indemnity by the LICENSEE for a breach by any of its sublicensees, the LICENSEE may instead elect to furnish an indemnification by Polly Peck International plc for breaches by such sublicensee.

10.7 If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or

other adjudicative body to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including the invalid, void or unenforceable term, provision, covenant or restriction.

10.8 In the event that a party's performance of this Agreement or any obligations hereunder shall be prohibited or enjoined by law, administrative ruling or court of competent jurisdiction over such party, then such party shall not be considered in default hereunder by reason of its failure to perform occasioned thereby.

10.9 Any delays in or failure by either party in performance of any obligations hereunder shall be excused to the extent caused by occurrences beyond such party's reasonable control, including, but not limited to, acts of God, strikes or other labor disturbances, war, whether declared or not, sabotage, and other causes, whether similar or dissimilar to those specified.

10.10 Any delay or non-performance by one party excused under the provisions of paragraphs 10.8 or 10.9 of this Agreement shall be deemed grounds for termination by the other party, if it would be grounds for termination but for paragraph 10.8 or paragraph 10.9, and if continued for 6 months or more.

10.11 Any sale, transfer, or other disposition of ownership of any LICENSED TRADEMARK, LICENSED PATENT or LICENSED TRADE SECRET shall be subject to this Agreement and the SECURITY AGREEMENT, and any purchaser or transferee shall specifically state in writing to LICENSEE that it is assuming this Agreement and the SECURITY AGREEMENT. After giving effect to such sale, transfer, or other disposition, this Agreement and the SECURITY AGREEMENT shall be valid, binding and enforceable in accordance with their terms against the assuming transferee. A sale, transfer, or other disposition of shares of the capital stock issued by DEL MONTE CORPORATION shall not be deemed to be sale, transfer, or other disposition of ownership of any LICENSED TRADEMARK, LICENSED PATENT or LICENSED TRADE SECRET.

10.12 A Bankruptcy Rejection (as defined in the SECURITY AGREEMENT) of this Agreement in any Bankruptcy Case (as defined in the SECURITY AGREEMENT) in which LICENSOR is a debtor shall constitute a breach of this Agreement as of the time immediately prior to the date of the filing of the petition commencing such Bankruptcy Case, provided that this paragraph 10.12 shall not be deemed to be a consent to such a Bankruptcy Rejection or an acknowledgement that this Agreement is subject to a Bankruptcy Rejection.

10.13 This Agreement shall be binding on the parties and their respective successors and assigns as permitted herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective duly authorized officers.

DEL MONTE CORPORATION

Date: December 5, 1989

By: [signature]
Printed Name: Robert F. Sharpe, Jr.
Title: V.P. & Asst. Sec.

Leslie K. Mitchell
Witness

RW Clarkin
Witness

WAFER LIMITED

Date: December 5, 1989

By: Mark Ellis
Printed Name: MARK ELLIS
Title: DIRECTOR

Leslie K. Mitchell
Witness

RW Clarkin
Witness

STATE OF NEW YORK)
: ss:
COUNTY OF NEW YORK)

On this 5th day of DECEMBER, 1989, before me personally appeared ROBERT F. SHARPE, JR., to me known, who being by me duly sworn did depose and say that he is VICE PRESIDENT AND ASST. SEC. of Del Monte Corporation, the corporation described in and which executed the foregoing Agreement, that he was authorized to execute said Agreement and that he signed his name thereto.

Notary Public

MARY PALMER
Notary Public, State of New York
No. 31-4946822
Qualified in New York County
Commission Expires Feb. 6, 1991

REEL 0694 FRAME 201
TRADE-MARK

STATE OF NEW YORK)
: ss:
COUNTY OF NEW YORK)

On this 5th day of DECEMBER, 1989, before me personally appeared MARK ELLIS, to me known, who being by me duly sworn did depose and say that he is a Director of Wafer Limited, the corporation described in and which executed the foregoing Agreement, that he was authorized to execute said Agreement and that he signed his name thereto.

Notary Public

MARY PALMER
Notary Public, State of New York
No. 31-4946822
Qualified in New York County
Commission Expires Feb. 6, 1991

REEL 0694 FRAME 202

TRADE-MARK

Exhibit A

DEL MONTE and the DEL MONTE Shield Design depicted in the Registrations and Applications listed below:

AFGHANISTAN

Mark	Reg/App. No.
DEL MONTE	359
DEL MONTE LABEL IN COLOR	1425

ALGERIA

Mark	Reg/App. No.
DEL MONTE	37203
DEL MONTE SHIELD	37111

ANGUILLA

Mark	Reg/App. No.
DEL MONTE	1858

ANTIGUA

Mark	Reg/App. No.
DEL MONTE	969

ARGENTINA

Mark	Reg/App. No.
DEL MONTE	1555647 (App.)
DEL MONTE	1057434

AUSTRALIA

Mark	Reg/App. No.
DEL MONTE	B255285

AUSTRIA

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	57554
DEL MONTE	35364

BAHAMAS

Mark	Reg/App. No.
DEL MONTE	8063
DEL MONTE & SHIELD DESIGN	159
DEL MONTE LABEL IN COLOR	4754

BAHRAIN

Mark	Reg/App. No.
DEL MONTE	9215
DEL MONTE IN ARABIC	9212
DEL MONTE LABEL IN COLOR	9219

BARBADOS

Mark	Reg/App. No.
DEL MONTE	1480
DEL MONTE LABEL IN COLOR	3249

BENELUX

Mark	Reg/App. No.
DEL MONTE	71816
DEL MONTE COLORED LABEL	71905
DEL MONTE COLORED LABEL	71817
DEL MONTE IN SCRIPT	71904

BERMUDA

Mark	Reg/App. No.
DEL MONTE	7696
DEL MONTE LABEL IN COLOR	5413
DEL MONTE SHIELD	261

BRAZIL

Mark	Reg/App. No.
DEL MONTE SHIELD DESIGN-COLOR	811667987
DEL MONTE LABEL	002145324

BRUNEI

Mark	Reg/App. No.
DEL MONTE	12861
DEL MONTE LABEL IN COLOR	13091

BULGARIA

Mark	Reg/App. No.
DEL MONTE	2211

BURMA

Mark	Reg/App. No.
DEL MONTE	11891979

BURUNDI

Mark	Reg/App. No.
DEL MONTE	8767BUR
DEL MONTE LABEL IN COLOR	484BUR

CANADA

Mark	Reg/App. No.
DEL MONTE	106451
DEL MONTE & SHIELD DESIGN	359244
DEL MONTE QUALITE & SHIELD	359243
DEL MONTE QUALITY & SHIELD	359242
DEL MONTE SHIELD & DESIGN	155082
DEL MONTE QUALITY & DESIGN	611201 (App.)
DEL MONTE SHIELD	NFLD 0658
DEL MONTE SHIELD	NFLD 1757

CHILE

Mark	Reg/App. No.
DEL MONTE	260458
DEL MONTE COLORED LABEL	229261

CHINA

Mark	Reg/App. No.
DEL MONTE IN CANTONESE	328364

COLOMBIA

Mark	Reg/App. No.
DEL MONTE	7387B

COSTA RICA

Mark	Reg/App. No.
DEL MONTE	3949513909
DEL MONTE LABEL IN COLOR	3376012486

CZECHOSLOVAKIA

Mark	Reg/App. No.
DEL MONTE	152946
DEL MONTE LABEL IN COLOR	158153

DENMARK

Mark	Reg/App. No.
DEL MONTE	1391958
DEL MONTE LABEL IN COLOR	33811966

DOMINICA

Mark	Reg/App. No.
DEL MONTE	813

DOMINICAN REPUBLIC

Mark	Reg/App. No.
DEL MONTE	29744
DEL MONTE & SHIELD	4328
DEL MONTE LABEL IN COLOR	14909

ECUADOR

Mark	Reg/App. No.
DEL MONTE	8757
DEL MONTE COLORED LABEL	68166

EGYPT

Mark	Reg/App. No.
DEL MONTE & ARABIC EQUIVALENT	62192
DEL MONTE IN ARABIC	66186 (App.)
DEL MONTE LABEL IN COLOR	62193
DEL MONTE IN ARABIC	66184 (App.)
DEL MONTE LABEL	66188 (App.)

EL SALVADOR

Mark	Reg/App. No.
DEL MONTE	209
DEL MONTE COLORED LABEL	17536
DEL MONTE LABEL IN COLOR	14432

FIJI

Mark	Reg/App. No.
DEL MONTE	14489
DEL MONTE & SHIELD	1391
DEL MONTE LABEL IN COLOR	14488

FINLAND

Mark	Reg/App. No.
DEL MONTE	31083
DEL MONTE SKELETON LABEL	49810

FRANCE

Mark	Reg/App. No.
DEL MONTE	1462037
DEL MONTE LABEL IN COLOR	1343144

GAMBIA

Mark	Reg/App. No.
DEL MONTE	3094
DEL MONTE LABEL IN COLOR	4754

GERMANY/EAST

Mark	Reg/App. No.
DEL MONTE	619020
DEL MONTE LABEL IN COLOR	644492

GERMANY/WEST

Mark	Reg/App. No.
DEL MONTE	745221

GREECE

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	35498
DEL MONTE	47787

GUATEMALA

Mark	Reg/App. No.
DEL MONTE	1067337586
DEL MONTE LABEL IN COLOR	21671

GUINEA

Mark	Reg/App. No.
DEL MONTE	238

HONDURAS

Mark	Reg/App. No.
DEL MONTE	44652

HONG KONG

Mark	Reg/App. No.
DEL MONTE	8471972
DEL MONTE LABEL IN COLOR	23691984

HUNGARY

Mark	Reg/App. No.
DEL MONTE	103287118101

ICELAND

Mark	Reg/App. No.
DEL MONTE	5581970
DEL MONTE LABEL IN COLOR	5591970

INDONESIA

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	229605
DEL MONTE	152768
DEL MONTE LABEL IN COLOR	229606

IRAN

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	28277

IRELAND

Mark	Reg/App. No.
DEL MONTE (IN SCRIPT)	87806
DEL MONTE & COLORED LABEL	97159

ITALY

Mark	Reg/App. No.
DEL MONTE	263520
DEL MONTE LABEL IN COLOR	474649

JAMAICA

Mark	Reg/App. No.
DEL MONTE & SHIELD	1183

JAPAN

Mark	Reg/App. No.
DEL	1947740
DEL MONTE	815692
DEL MONTE IN KATAKANA	849279
DEL MONTE NEW SHIELD	2144701
MONTE	2276879 (App.)

JORDAN

Mark	Reg/App. No.
DEL MONTE	23622
DEL MONTE IN ARABIC	24139
DEL MONTE LABEL	24142

KENYA

Mark	Reg/App. No.
DEL MONTE	19250
DEL MONTE COLORED	20313

KUWAIT

Mark	Reg/App. No.
DEL MONTE	16934
DEL MONTE IN ARABIC	17030
DEL MONTE LABEL IN COLOR	16938

LEBANON

Mark	Reg/App. No.
DEL MONTE	24599
DEL MONTE IN ARABIC	48407
DEL MONTE LABEL IN COLOR	40401

LIBERIA

Mark	Reg/App. No.
DEL MONTE	538652
DEL MONTE LABEL IN COLOR	134812523

LICHTENSTEIN

Mark	Reg/App. No.
DEL MONTE	614

MACAO

Mark	Reg/App. No.
DEL MONTE	3779M (App.)
DEL MONTE LABEL IN COLOR	2915M (App.)

MALAYSIA

Mark	Reg/App. No.
DEL MONTE	MA89784
DEL MONTE LABEL IN COLOR	MA108184

MALI

Mark	Reg/App. No.
DEL MONTE	36

MALTA

Mark	Reg/App. No.
DEL MONTE	16775
DEL MONTE & SHIELD	1113
DEL MONTE LABEL IN COLOR	8859
DEL MONTE LABEL IN COLOR	16773

MEXICO

Mark	Reg/App. No.
DEL MONTE	160152
DEL MONTE	30491
DEL MONTE LABEL IN COLOR	132183

MONACO

Mark	Reg/App. No.
DEL MONTE	R767075

MONTSERRAT

Mark	Reg/App. No.
DEL MONTE	731

MOROCCO

Mark	Reg/App. No.
DEL MONTE	37398
DEL MONTE LABEL IN COLOR	37297

NETHERLANDS ANTILLES

Mark	Reg/App. No.
DEL MONTE	6004
DEL MONTE LABEL IN COLOR	6070

NEW ZEALAND

Mark	Reg/App. No.
DEL MONTE	B145789
DEL MONTE LABEL IN COLOR	145893

NICARAGUA

Mark	Reg/App. No.
DEL MONTE	20601B
DEL MONTE LABEL IN COLOR	16972B
DEL MONTE PARROT DESIGN-COLOR	19614B

NIGERIA

Mark	Reg/App. No.
DEL MONTE	8140

NORWAY

Mark	Reg/App. No.
DEL MONTE	48288

OAPI
(Organization Africaine de la Propriete Intellectuelle)

Mark	Reg/App. No.
DEL MONTE SHIELD IN COLOR	27581
DEL MONTE	3876
DEL MONTE LABEL IN COLOR	5796

OMAN

Mark	Reg/App. No.
DEL MONTE IN ARABIC	Not Applicable
DEL MONTE IN ARABIC	Not Applicable
DEL MONTE IN ARABIC PAPER	Not Applicable
DEL MONTE IN ENGLISH PAPER	Not Applicable
DEL MONTE LABEL IN COLOR	Not Applicable
DEL MONTE LABEL IN COLOR	Not Applicable

PANAMA

Mark	Reg/App. No.
DEL MONTE	24037
DEL MONTE COLORED LABEL	12797

PERU

Mark	Reg/App. No.
DEL MONTE	14969
DEL MONTE LOGO	74900

POLAND

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	47552

PORTUGAL

Mark	Reg/App. No.
DEL MONTE	224845 (App.)
DEL MONTE LABEL IN COLOR	225116 (App.)

QATAR

Mark	Reg/App. No.
DEL MONTE	4798 (App.)
DEL MONTE IN ARABIC	4800 (App.)
DEL MONTE LABEL IN COLOR	4802 (App.)

RAS AL-KHAIMAH

Mark	Reg/App. No.
DEL MONTE	4592
DEL MONTE IN ARABIC	4718
DEL MONTE LABEL IN COLOR	4596

RUMANIA

Mark	Reg/App. No.
DEL MONTE	R496
DEL MONTE LABEL IN COLOR	R2524

RWANDA

Mark	Reg/App. No.
DEL MONTE	84AERU
DEL MONTE LABEL IN COLOR	469ARK

SAUDI ARABIA

Mark	Reg/App. No.
DEL MONTE	146/97
DEL MONTE IN ARABIC	146/94
DEL MONTE LABEL IN COLOR	25/9
DEL MONTE	26/55

SEYCHELLES

Mark	Reg/App. No.
DEL MONTE	591

SIERRA LEONE

Mark	Reg/App. No.
DEL MONTE	6031
DEL MONTE LABEL IN COLOR	9966

SINGAPORE

Mark	Reg/App. No.
DEL MONTE	225184
DEL MONTE LABEL IN COLOR	225384 (App.)

SOLOMON ISLANDS

Mark	Reg/App. No.
DEL MONTE	1187
DEL MONTE LABEL IN COLOR	1188

SOMALI REPUBLIC

Mark	Reg/App. No.
DEL MONTE	521

SOVIET UNION

Mark	Reg/App. No.
DEL MONTE	2557
DEL MONTE	43513
DEL MONTE LABEL IN COLOR	33771

SPAIN

Mark	Reg/App. No.
DEL MONTE	308877
DEL MONTE	292269
DEL MONTE	664401
DEL MONTE WITHIN SHIELD DEVICE	1244627 (App.)

SRI LANKA

Mark	Reg/App. No.
DEL MONTE	33459
DEL MONTE	28069

ST. KITTS

Mark	Reg/App. No.
DEL MONTE	731

ST. LUCIA

Mark	Reg/App. No.
DEL MONTE	641961

SURINAME

Mark	Reg/App. No.
DEL MONTE	5234
DEL MONTE LABEL IN COLOR	5235

SWEDEN

Mark	Reg/App. No.
DEL MONTE	80784
DEL MONTE LABEL IN COLOR	117964

SWITZERLAND

Mark	Reg/App. No.
DEL MONTE	282577
DEL MONTE LABEL IN COLOR	347582

SYRIA

Mark	Reg/App. No.
DEL MONTE	32181 (App.)
DEL MONTE IN ARABIC	32182 (App.)
DEL MONTE LABEL IN COLOR	32183 (App.)
DEL MONTE & Arabic Equivalent	3586
DEL MONTE & SHIELD & ARABIC	3587

TANGIERS

Mark	Reg/App. No.
DEL MONTE	6262
DEL MONTE LABEL IN COLOR	3197
DEL MONTE LABEL IN COLOR	6269

THAILAND

Mark	Reg/App. No.
DEL MONTE	7208544172
DEL MONTE & SHIELD DESIGN	97247
DEL MONTE LABEL IN COLOR	5647035557

TANZANIA

Mark	Reg/App. No.
DEL MONTE	1151

TONGA

Mark	Reg/App. No.
DEL MONTE	1046
DEL MONTE LABEL IN COLOR	1044

TRINIDAD

Mark	Reg/App. No.
DEL MONTE	9046
DEL MONTE & SHIELD	37
DEL MONTE LABEL IN COLOR	3616

TUNISIA

Mark	Reg/App. No.
DEL MONTE	21881
DEL MONTE LABEL IN COLOR	21981

TURKEY

Mark	Reg/App. No.
DEL MONTE	73418

UNITED ARAB EMIRATES

Mark	Reg/App. No.
DEL MONTE (ARABIC PAPER)	Not Applicable
DEL MONTE (ENGLISH PAPER)	Not Applicable
DEL MONTE IN ARABIC	Not Applicable
DEL MONTE IN ARABIC	Not Applicable
DEL MONTE LABEL (ARAB PAPER)	Not Applicable
DEL MONTE LABEL (ENGLISH PAPER)	Not Applicable

UNITED KINGDOM

Mark	Reg/App. No.
DEL MONTE	986055
DEL MONTE COLORED LABEL	1015456

UNITED STATES

Mark	Reg/App. No.
DEL MONTE	881,339
DEL MONTE SHIELD	881,338
DEL MONTE & DESIGN	137,963
DEL MONTE & DESIGN	827,921
DEL MONTE & DESIGN	120,014

URUGUAY

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	217434
DEL MONTE	180304

VANUATU

Mark	Reg/App. No.
DEL MONTE	Not Applicable
DEL MONTE LABEL IN COLOR	Not Applicable

VENEZUELA

Mark	Reg/App. No.
DEL MONTE	124688F
DEL MONTE	31526F
DEL MONTE	71882F
DEL MONTE LABEL IN COLOR	124689F
DEL MONTE LABEL IN COLOR	55464F

BRITISH VIRGIN ISLANDS

Mark	Reg/App. No.
DEL MONTE	731

YEMEN ARAB REPUBLIC

Mark	Reg/App. No.
DEL MONTE	1162
DEL MONTE LABEL IN COLOR	1163

PEOPLES DEMOCRATIC REPUBLIC OF YEMEN

Mark	Reg/App. No.
DEL MONTE	Not Applicable

YUGOSLAVIA

Mark	Reg/App. No.
DEL MONTE LABEL IN COLOR	17004
DEL MONTE	13701

ZAIRE

Mark	Reg/App. No.
DEL MONTE	1171B
DEL MONTE & SHIELD	51921
DEL MONTE LABEL IN COLOR	1956A

ZANZIBAR

Mark	Reg/App. No.
DEL MONTE	2255
DEL MONTE COLORED LABEL	15167

Exhibit B

THE PRODUCTS are fresh fruit, fresh vegetables and fresh produce, and shall include, but not be limited to, any products which are currently being sold by the Business but shall exclude any products which have been heat treated or sterilized for the purpose of rendering such products shelf-stable. THE PRODUCTS shall also exclude frozen vegetables, frozen produce and frozen fruit, except to the extent permitted below. THE PRODUCTS shall also include (a) refrigerated fresh vegetables and refrigerated fresh produce, (b) cut non-refrigerated fresh fruit, cut fresh vegetables (whether or not refrigerated) and cut fresh produce (whether or not refrigerated) and (c) any combination of items described in (a) and (b).

In addition, THE PRODUCTS shall also include:

(a) on a non-exclusive basis, (1) pineapple concentrates and purees and (2) fruit concentrates and purees, so long as, in the case of clause (2) only, such concentrates and purees are produced from surplus fruit (as defined below), <u>provided</u> that, in the case of clauses (1) and (2), such concentrates and purees shall be sold as bulk commodities and not as retail products;

(b) on an exclusive basis, refrigerated pineapple products (including but not limited to peeled, cored, cut or diced pineapple) and refrigerated Non-Utilized Fruit (as defined below) (including fruit salad) so long as, in the case of such Non-Utilized Fruit only, it is or is produced from surplus fruit; and

(c) on an exclusive basis, frozen pineapple products (including but not limited to peeled, cored, cut or diced pineapple) for sale only to industrial or food service institutional accounts, and frozen Non-Utilized Fruit, so long as such pineapple products and Non-Utilized Fruit are or are produced from surplus fruit;

provided further that the packaging and labeling of (A) any containers holding such concentrates, purees, pineapple products (whether refrigerated or frozen) or Non-Utilized Fruit (whether refrigerated or frozen) when sold, in each case, as a bulk commodity (but not when sold as other than a bulk commodity) and any related documents and materials and (B) any individual containers holding such frozen pineapple products (but not the cartons holding such containers) may not in any way use any of the LICENSED TRADEMARKS or the "Del Monte" name, except that the "Del Monte" name may be used in the form permitted under Exhibit D as part of the corporate name of the seller thereof and then only if (X) an affiliate of Polly Peck International plc (including but not limited to the Subsidiaries (as defined in the Stock Purchase Agreement)) is the manufacturer of such concentrates, purees, pineapple products or Non-Utilized Fruit, (Y) such affiliate of Polly Peck International plc is identified as the manufacturer and (Z) no part of the corporate name is given greater prominence than any other part of the corporate name.

As used in this Exhibit, "surplus fruit" means fruit that was either (a) grown on a plantation that is owned, managed or controlled by the Licensee or its affiliate or (b) contracted for purchase by the Licensee or its affiliate, in each case for sale as fresh fruit, but which has not been sold as fresh fruit.

As used in this Exhibit, "Non-Utilized Fruit" means melons, berries, papayas and bananas, provided that

(w) at the written request of the Licensee (by certified mail, return receipt requested), the Licensor shall give its consent to permit other fruit to be deemed "Non-Utilized Fruit" unless, at the time such request is made, the Licensor (1) is marketing such fruit as a canned or frozen product or (2) has a definitive plan contemplating the marketing of such fruit as a canned or frozen product within the 12-month period following the date of such request and has incurred costs of at least U.S. $500,000 in connection with the marketing of such fruit in the 12-month period immediately preceding such request (including but not limited to out-of-pocket or reasonably allocated costs for research and development, marketing and capital expenditures, and excluding any costs that have previously been allocated by the Licensor under this subparagraph to any fruit other than such fruit), such costs to be allocated to such fruit in the proportion

that such fruit's projected sales volume bears to the projected sales volume of all fruits to be introduced under such marketing plan, <u>provided</u> <u>further</u> that such consent shall be deemed to have been given if the Licensor fails to reply to such request for its consent within ten business days after its receipt thereof;

(x) in the event that such consent is given or deemed given by the Licensor, the Licensee shall reimburse the Licensor for all such costs incurred by the Licensor in connection with such marketing up to U.S. $500,000, and the Licensee shall have the option to purchase from the Licensor an exclusive paid-up worldwide license to use, in connection with such fruit only, intellectual property resulting from such research and development. The purchase price for such licensee shall be the fair market value thereof as agreed between the parties, and such reimbursement shall be credited against such purchase price;

(y) in the event that the Licensor is entitled to and does refuse such request in respect of any fruit, the Licensee may, on a date which is more than 12 months after the date of such request but less than 15 months after the date of such request (or, in each case, such later date as may be agreed between the parties in light of extenuating circumstances (as defined below)), renew such written request (by certified mail, return receipt requested) and the Licensor shall give its consent to permit such fruit to be deemed "Non-Utilized Fruit" unless, at the time such renewed request is made, the Licensor is in fact then marketing such fruit as a canned or frozen product; and

(z) notwithstanding consent granted under subparagraph (w) or (y) in respect of any fruit, such fruit shall no longer be deemed "Non-Utilized Fruit" if the Licensee is not actually marketing such fruit as a frozen product under the terms of this Agreement within 12 months after the date of such request, or such later date as may be agreed between the parties in light of extenuating circumstances.

For purposes of this Exhibit, "extenuating circumstances" means a delay in facilities construction or equipment delivery beyond the control of the parties, or an act of God, war conditions, revolt, revolution, sabotage, governmental, state or municipal regulations or actions, embargo, fire, strike or other labor trouble.

In the event of a dispute between the parties as to matters referred to in the preceding paragraph, including the existence of a definitive marketing plan, the amount of costs incurred, an appropriate period of time to be recognized for any extenuating circumstance or the fair market value of a license, then the parties agree to submit such matters to an arbitration panel. The arbitration panel shall consist of three arbitrators: one selected by each party and a third (who shall not have any material relationship with either party or any affiliate of either party) selected by the first two arbitrators. Such arbitration shall be held in the State of New York or such other place as may be agreed by the parties, and shall be subject to the rules of the American Arbitration Association. Such panel shall keep strictly confidential all materials reviewed by it, and shall deliver its report on the matters that are the subject of the arbitration to the parties within 30 days of its appointment, or as promptly thereafter as practicable. The cost of such arbitration shall be borne equally by the Licensor and the Licensee.

Exhibit C

The LICENSED TERRITORY means all countries and territories worldwide, with the exception of Bophuthatswana, South Africa, Namibia (South West Africa), Transkei, and Venda.

Exhibit D

In accordance with paragraph 2.1(b), the following tradenames or corporate names may be used in the indicated territory, each in combination with "Company", "Corporation", "Incorporated", and/or "International" or the like and/or the designation of a particular country or territory:

1. "PPI Del Monte Fresh Produce", "PPI Del Monte Fresh Fruit", "PPI Del Monte Fresh Vegetable" and "PPI Del Monte Fresh Fruit & Vegetable" in the LICENSED TERRITORY.

2. "Del Monte PPI Tropical Fruit" in Europe (including Turkey);

3. "PPI Del Monte Tropical Fruit" in the LICENSED TERRITORY excluding Europe.

Exhibit E

1. TRADE SECRETS TO BE LICENSED

   a. Membrane technology for controlled deacidification of fruit juices, ultra filtration of juices and reverse osmosis concentration of juices, subject to terms and conditions of Management Services Agreement with Ionics, Incorporated ("Ionics"), dated as of January 19, 1989 (the "Ionics Agreement"), and to payment by LICENSEE of LICENSEE'S pro rata share, based on respective gallons of product produced by LICENSEE and LICENSOR utilizing the licensed technology, of amounts due to Ionics under Ionics Agreement.

   b. Technology for biological control of nematodes

2. PATENTS TO BE LICENSED

Country	Appln. No./ Filing Date	Patent No./ Issue Date	Expiration Date	Title
1. U.S.A.	948, 322 Dec. 31, 1986	4,771,571 Sept. 20, 1988	Sept. 20, 2005	Method of Treating Pineapple to Prevent Pineapple Fruit Diseases.
Canada	555,594 Dec. 30, 1987			
EPO	87311487.0 Dec. 29, 1987			
Guatemala	PI-870083 Dec. 30, 1987			
Philippines	36300 Dec. 28, 1987			
2. U.S.A.	948,130 Dec. 31, 1986	Allowed		Method of Treating Fruit to Inhibit Browning
Canada	555,595 Dec. 30, 1987			

Country	Appln. No./ Filing Date	Patent No./ Issue Date	Expiration Date	Title
EPO	87311488.8 Dec. 29, 1987			
Guatemala	PI-870084 Dec. 30, 1987			
Philippines	36301 Dec. 28, 1987			
3. U.S.A.	948,236 Dec. 31, 1986	Allowed		Method of Treating Pineapple to Prevent Pineapple Flowers from Opening.
Canada	555,593 Dec. 30, 1987			
EPO	87311486.2 Dec. 29, 1987			
Guatemala	PI-870082 Dec. 30, 1987			
Philippines	36302 Dec. 28, 1987			
4. Honduras	9374/72 Feb. 29, 1972	2637 Feb. 24, 1977	Aug. 20, 1992	Plant Culture Method and Product.
5. U.K.		D-1045367 Jan. 9, 1989	Oct. 1, 2002	Container.
6. U.K.		D-1054666	Oct. 1, 2002	Container.

Exhibit F

1. TRADE SECRETS TO BE ASSIGNED

None.

2. PATENTS TO BE ASSIGNED

Country	Appln. No./ Filing Date	Patent No./ Issue Date	Expiration Date	Title
1. U.S.A.	742,455 June 7, 1985	4,606,263 Aug. 19, 1986	Aug. 19, 2003	Apparatus for Peeling Pineapples.
2. U.S.A.	867,181 May 27, 1986	4,653,393 Mar. 31, 1987	Mar. 31, 2004	Apparatus for Peeling Pineapples.
Japan	61-175833 July 28, 1986 (Combined with NBI-551)			
3. U.S.A.	889,433 July 25, 1986 (Div.-NBI-540)	4,710,388 Dec. 1, 1987	Dec. 1, 2004	Method for Treating Pineapples.
4. U.S.A.	718,790 April 1, 1985	4,614,659 Sept. 30, 1986	Sept. 30, 2003	Method for Treating Pineapples.
Costa Rica	4151 July 22, 1986			
Japan	61-57180 Mar. 17, 1986			
Philippines		21713 Feb. 3, 1988	Feb. 23, 2005	
5. U.S.A.	086,275 Aug. 17, 1987	4,824,685 April 25, 1989	April 25, 2006	Method and Apparatus for Controlling the Ripening of Fresh Produce.
Canada	574,854 Aug. 16, 1988			
6. Canada	PCT/VS88/02812	Aug. 17, 1988 (based on S.W. 086,275)		Method and Apparatus for Controlling the Ripening of Fresh Produce.
7. U.S.A.	948,246 Dec. 31. 1986	4,736,975 April 12, 1988	April 12, 2005	Method and Apparatus for Loading and Unloading Palletized Loads.
8. U.S.A.	225,277 July 28, 1988 (Div.-NBI-424)			Method and Apparatus for Controlling the Ripening of Fresh Produce.
9. U.S.A.	887,079 July 17, 1986	4,779,524 Oct. 25, 1988	Oct. 25, 2005	Method and Apparatus for Controlling the Ripening of Fresh Produce.
Australia	75779/87 July 17, 1987			
Canada	542,269 July 16, 1987			

Country	Appln. No./ Filing Date	Patent No./ Issue Date	Expiration Date	Title
EPO	87110104.4 July 13, 1987			
Japan	62-176059 July 16, 1987			
Venezuela	1060-87 July 3, 1987			

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